Principal Funds, Inc.
Supplement dated March 16, 2018
to the Statutory Prospectus dated December 31, 2017
(as supplemented on January 8, 2018 and January 30, 2018)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BOND MARKET INDEX FUND
In the Management section, under Sub-Advisor and Portfolio Managers, delete Mellon Capital Management Corporation and replace with BNY Mellon Asset Management North America Corporation.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
In the Management section, under Sub-Advisors, delete The Boston Company Asset Management, LLC, and add BNY Mellon Asset Management North America Corporation to the alphabetical list of sub-advisors.
Effective on or about April 3, 2018, in the Management section, under Sub-Advisors, delete Brookfield Investment Management Inc., and add RARE Infrastructure (North America) Pty Limited (RINA) to the alphabetical list of sub-advisors.

SUMMARY FOR REAL ESTATE ALLOCATION FUND
On March 13, 2018, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation (the “Plan”) for the Real Estate Allocation Fund (the “Fund”). The Fund is no longer available for purchase from new investors. Pursuant to the Plan, the Fund will liquidate on or about April 27, 2018. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record (or exchanged into the Principal Funds, Inc. Money Market Fund, for shareholders who invest in the Fund through an IRA for which Principal Life Insurance Company serves as custodian), and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.
On April 27, 2018, delete references to the Real Estate Allocation Fund from the prospectus.

SUMMARY FOR REAL ESTATE DEBT INCOME FUND
Under Principal Investment Strategies, delete the third paragraph.
Under Principal Risks, delete Non-Diversification Risk.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Under Real Estate Investment Trusts (“REITs”), after the first paragraph, add the following:
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.

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MANAGEMENT OF THE FUNDS
Under The Sub-Advisors, delete The Boston Company Asset Management, LLC and Mellon Capital Management Corporation sections, and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”), BNY Mellon Center, One Boston Place, Boston, MA 02108, is a multi-asset investment adviser providing clients with a wide range of investment solutions.

Fund(s):	Bond Market Index and a portion of Diversified Real Asset (a portion of the natural resources strategy)
The day-to-day portfolio management of the Bond Market Index Fund is shared by multiple portfolio managers who work as a team. Gregg Lee is the lead portfolio manager.
Paul Benson joined BNY Mellon AMNA in 2005. He earned a B.A. from the University of Michigan, Ann Arbor. He has earned the right to use the Chartered Financial Analyst designation.
Gregg Lee joined BNY Mellon AMNA in 1989. He earned a B.S. from the University of California at Davis in Managerial Economics. He has earned the right to use the Chartered Financial Analyst designation.
Nancy G. Rogers joined BNY Mellon AMNA in 1987. She earned a B.S. in Marketing and Finance and an M.B.A. from Drexel University. She has earned the right to use the Chartered Financial Analyst designation.
Stephanie Shu joined BNY Mellon AMNA in 2001. She earned a B.S. in Operations Research and Statistics from Fudan University, Shanghai, China and an M.S. from Texas A&M University. She has earned the right to use the Chartered Financial Analyst designation.
Effective on or about April 3, 2018, under The Sub-Advisors, delete the Brookfield Investment Management Inc., section, and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
RARE Infrastructure (North America) Pty Limited (RINA) (“RARE”), Level 13, 35 Clarence Street, Sydney, Australia 2000, is a registered investment adviser founded in 2009 and specializes solely in global infrastructure.

Fund:	a portion of Diversified Real Asset (infrastructure strategy)

PRICING OF FUND SHARES
Under Notes, delete the fourth bullet and replace with the following:

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES
After the Small-MidCap Dividend Income Fund section, add the following:
Real Estate Allocation Fund
The Fund is no longer available for purchase from new investors. The Fund will liquidate on or about April 27, 2018. On that date, delete references to the Real Estate Allocation Fund from the prospectus.

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